Commitments and Contingencies	6 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies

a) The Partnership’s share of commitments to fund newbuilding and other construction contract costs as at June 30, 2019 are as follows:

	Total $	Remainder of 2019 $	2020 $	2021 $	2022 $
Consolidated LNG carriers (i)	60,586	9,984	9,733	27,191	13,678
Equity-accounted joint ventures (ii)	349,681	349,681	—	—	—
	410,267	359,665	9,733	27,191	13,678

(i)
In May 2019, the Partnership received approximately $45 million from a shipyard related to warranty claims on certain of the Partnership's LNG carriers and recognized the amounts as reductions to the carrying values of the applicable LNG carriers. In connection with the warranty settlement, the Partnership entered into an agreement in June 2019 with a contractor to supply equipment on certain of its LNG carriers in 2021 and 2022 for an estimated installed cost of approximately $61 million.

(ii)
The commitment amounts relating to the Partnership’s share of costs for newbuilding and other construction contracts in the Partnership’s equity-accounted joint ventures are based on the Partnership’s ownership percentage in each respective joint venture as of June 30, 2019. These commitments are described in more detail in Note 14a of the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year-ended December 31, 2018. Based on the Partnership's ownership percentage in each respective joint venture, the Partnership's equity-accounted joint ventures have secured $301 million of undrawn financing related to the Partnership's proportionate share of the remaining commitments included in the table above.

b)     Following the termination of the finance lease arrangements for the three LNG carriers in the Teekay Nakilat Joint Venture in 2014, the lessor made a determination in 2018 that additional rentals were due under the leases following a challenge by the UK taxing authority. As a result, in the six months ended June 30, 2018, the Teekay Nakilat Joint Venture recognized an additional liability of $53.0 million, which was included as part of other income (expense) in the Partnership's consolidated statements of income (loss), and settled this liability in the third quarter of 2018 by releasing a $7.0 million cash deposit it had made with the lessor and making a $56.0 million cash payment for the balance, which was based on the GBP/USD foreign currency exchange rates at the time the payments were made.

c) Tangguh Joint Venture Operating Leases

The Partnership owns 69% of Teekay BLT Corporation (or the Tangguh Joint Venture), which is a party to operating leases whereby the Tangguh Joint Venture is leasing the Tangguh Hiri and Tangguh Sago LNG carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The table in Note 5b does not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2018. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Tangguh Joint Venture is the lessee, the lessor claims tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of the Partnership relating to the leasing arrangement through the Tangguh Joint Venture as at June 30, 2019 was $6.4 million (December 31, 2018 – $6.6 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third party plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

d) Management is required to assess whether the Partnership will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its consolidated financial statements. The Partnership had a working capital deficit of $287.7 million as at June 30, 2019. This working capital deficit includes $402.5 million related to scheduled maturities and repayments of long-term debt in the 12 months following June 30, 2019, which includes loan maturities related to assets which are subject to purchase obligations of the charterer. Based on the Partnership’s liquidity at the date these consolidated financial statements were issued and the liquidity it expects to generate from operations over the following year, the Partnership estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.